                                                                    EXHIBIT 99.2



                            CERTIFICATION
           PURSUANT TO 18 UNITED STATES CODE SECTION 1350,
 As adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


         The undersigned hereby certifies that the Annual Report on Form 10-K for the fiscal year ended December 31, 2001 of Riverwood Holding, Inc. (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                  /s/ Stephen M. Humphrey
                                  -------------------------------------------
                                  Name: Stephen M. Humphrey
                                  Title: President and Chief Executive Officer
                                  Date: April 14, 2003


----------

A signed original of this written statement required by Section 906 has been provided to Riverwood Holding, Inc. and will be retained by Riverwood Holding, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                            CERTIFICATION
           PURSUANT TO 18 UNITED STATES CODE SECTION 1350,
 As adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


         The undersigned hereby certifies that the Annual Report on Form 10-K for the fiscal year ended December 31, 2001 of Riverwood Holding, Inc. (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                  /s/ Daniel J. Blount
                                  -------------------------------------------
                                  Name: Daniel J. Blount
                                  Title: Senior Vice President and Chief
                                         Financial Officer
                                  Date: April 14, 2003


----------

A signed original of this written statement required by Section 906 has been provided to Riverwood Holding, Inc. and will be retained by Riverwood Holding, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.